Exhibit 10.24

SECOND SUPPLEMENTAL INDENTURE

DATED AS OF MAY 7, 2013

to

INDENTURE

dated as of August 20, 2012

among

TRONOX FINANCE LLC,

as Issuer

TRONOX LIMITED

as Parent

THE GUARANTORS NAMED THEREIN

as Guarantors

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee

THIS SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of May 7, 2013, is by and among Tronox Pigments LLC, a Delaware limited liability company, Tronox Holdings Coöperatief U.A., a limited partnership organized under the laws of The Netherlands, Tronox Holdings Europe C.V., a limited partnership organized under the laws of The Netherlands (together, the “New Guarantors”), Tronox Limited, a public limited company organized under the laws of Western Australia, Australia (the “Parent”), Tronox Finance LLC, a Delaware limited liability company (the “Issuer”), the Parent, the Guarantors (as defined in the Indenture referred to herein) and Wilmington Trust, National Association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer, the Parent and the Guarantors have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of August 20, 2012, providing for the issuance of 6.375% Senior Notes due 2020 (the “Notes”);

WHEREAS, the Issuer, the Parent and the Guarantors have heretofore executed and delivered to the Trustee a First Supplemental Indenture to the Indenture (the “First Supplemental Indenture”), dated as of August 29, 2012;

WHEREAS, pursuant to Sections 9.01 and 9.06 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture, without the consent of Holders;

WHEREAS, pursuant to Section 4.16 of the Indenture, each Restricted Subsidiary that guarantees Indebtedness under Credit Facilities is required to execute and deliver to the Trustee a supplemental indenture and other agreements making such Subsidiary a party to the Indenture; and

WHEREAS, the New Guarantors are Restricted Subsidiaries and have guaranteed Indebtedness under Credit Facilities;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, the Issuer, the Parent, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO BE BOUND. Each of the New Guarantors hereby becomes party to the Indenture as Guarantor and as such will have all of the rights and be subject to all of the obligations and agreements of a Guarantor under the Indenture, including with respect to this Note Guarantee. The New Guarantors hereby agree to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof. Each of the New Guarantors agrees to be bound by all of the provisions of the Indenture applicable to a Guarantor and to perform all of the obligations and agreements of a Guarantor under the Indenture.

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3. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator, stockholder, partner or member of the Issuer, the Parent or any Guarantor, as such, will have any liability for any obligations of the Issuer, the Parent or the Guarantors under the Notes, the Indenture, this Supplemental Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or there creation. Each Holder of Notes accepting a Note waivers and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

4. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the New Guarantors, the Parent, the Guarantors and the Issuer.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

TRONOX FINANCE LLC

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Manager

Signature Page to Second Supplemental Indenture

U.S. GUARANTORS:

TRONOX INCORPORATED
TRONOX LLC

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Vice President

TRONOX US HOLDINGS INC.

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	President

Signature Page to Second Supplemental Indenture

TRONOX PIGMENTS LLC

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Vice President

Signature Page to Second Supplemental Indenture

AUSTRALIAN GUARANTORS:

SIGNED, SEALED AND DELIVERED

by

Michael J. Foster

as attorney for

TRONOX AUSTRALIA HOLDINGS PTY LIMITED

TRONOX AUSTRALIA PIGMENTS HOLDINGS PTY LIMITED

TRONOX GLOBAL HOLDINGS
PTY LIMITED

TRONOX LIMITED

TRONOX PIGMENTS AUSTRALIA HOLDINGS PTY LIMITED

TRONOX PIGMENTS AUSTRALIA PTY LIMITED

TRONOX PIGMENTS WESTERN AUSTRALIA PTY LIMITED

TRONOX SANDS HOLDINGS PTY LIMITED

under power of attorney dated

in the presence of:

) ) ) ) ) ) ) ) ) ) ) )

/s/ Catherine R. Liebelt
Signature of witness

Catherine R. Liebelt		/s/ Michael J. Foster
Name of witness (block letters)		By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney

Signature Page to Second Supplemental Indenture

SIGNED, SEALED AND DELIVERED by Michael J. Foster as attorney for TRONOX WESTERN AUSTRALIA PTY LTD under power of attorney dated in the presence of:	) ) ) ) ) ) ) ) ) )
/s/ Catherine R. Liebelt	)	/s/ Michael J. Foster
Signature of witness	)	By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney
)
Catherine R. Liebelt	)
Name of witness (block letters)

Signature Page to Second Supplemental Indenture

SIGNED, SEALED AND DELIVERED by Michael J. Foster as attorney for TRONOX WORLDWIDE PTY LIMITED (F/K/A TRONOX WORLDWIDE LLC) under power of attorney dated in the presence of:	) ) ) ) ) ) ) ) ) )
	)	/s/ Michael J. Foster
	)	By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney
/s/ Catherine R. Liebelt	)
Signature of witness	)
Catherine R. Liebelt
Name of witness (block letters)

Signature Page to Second Supplemental Indenture

SIGNED, SEALED AND DELIVERED

by

Michael J. Foster

as attorney for

TRONOX HOLDINGS (AUSTRALIA)
PTY LIMITED

TRONOX INVESTMENTS
(AUSTRALIA) PTY LTD

TRONOX AUSTRALIA SANDS PTY LTD

TICOR RESOURCES PTY LTD

TICOR FINANCE (A.C.T.) PTY LTD

TIO2 CORPORATION PTY LTD

YALGOO MINERALS PTY. LTD.

TIFIC PTY. LTD.

SYNTHETIC RUTILE HOLDINGS PTY
LTD

SENBAR HOLDINGS PTY LTD

PIGMENT HOLDINGS PTY LTD

TRONOX MINERAL SALES PTY LTD

TRONOX MANAGEMENT PTY LTD

under power of attorney dated

in the presence of:

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )
/s/ Catherine R. Liebelt	)	/s/ Michael J. Foster
Signature of witness	)	By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney
)
Catherine R. Liebelt	)
Name of witness (block letters)

Signature Page to Second Supplemental Indenture

U.K. GUARANTORS:

TRONOX INTERNATIONAL FINANCE LLP

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Authorized Representative

Signature Page to Second Supplemental Indenture

BAHAMAS GUARANTORS:

TRONOX PIGMENTS LTD

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Vice President

Signature Page to Second Supplemental Indenture

THE NETHERLANDS GUARANTORS:

TRONOX WORLDWIDE PTY LIMITED, ACTING AS MANAGING PARTNER OF TRONOX HOLDINGS EUROPE C.V.

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Director

TRONOX HOLDINGS COÖPERATIEF U.A.

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Director A

By:	/s/ Michael J. Foster
Name:	Arie Jan Duvekot
Title:	Director B

Signature Page to Second Supplemental Indenture

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Jane Y. Schweiger
Name:	Jane Y. Schweiger
Title:	Vice President

Signature Page to Second Supplemental Indenture